UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 16, 2017
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HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)
(757) 380-2000
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240-12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

In 2010, plans were announced to consolidate the Company's Ingalls shipbuilding operations by winding down shipbuilding at the Avondale, Louisiana facility in 2013 after completion of LPD-class ships that were under construction at this facility. In October 2014, the Company ceased shipbuilding construction operations at the Avondale facility. In connection with and as a result of the decision to wind down shipbuilding at the Avondale facility, the Company began incurring and paying related costs, including, but not limited to, severance expense, relocation expense, and asset write-downs related to the Avondale facilities. Pursuant to applicable provisions of the Federal Acquisition Regulation ("FAR") and Cost Accounting Standards for the treatment of restructuring and shutdown related costs, the Company has been amortizing the deferred costs over a five year period since 2014, when the Company ceased shipbuilding construction operations at the Avondale facility.

The Company has engaged in communications and negotiations with the U.S. Government since 2010 regarding the amount and recovery of the Company's restructuring and shutdown costs. On November 16, 2017, the U.S. Government and the Company reached a settlement of the Company’s claim for restructuring costs. Under the terms of the settlement, $251 million will be treated as allowable costs. Any future gain or loss associated with disposition of the land, facilities and capital assets located at Avondale was excluded from the settlement and will be recorded by the Company at the time of disposition. This settlement is consistent with management’s cost recovery expectations and does not have a material effect on the Company's consolidated financial position or results of operations. The Company anticipates that a majority of these restructuring and shutdown related costs will be billed to the U.S. Government and collected by the end of 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: November 27, 2017	By:	/s/ Christopher D. Kastner
Christopher D. Kastner
Executive Vice President, Business Management and Chief Financial Officer